UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 26, 2001
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                Date of report (Date of earliest event reported)


                          SOUTHWEST CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


           New Mexico                      0-8149                 85-0169650
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or organization)          File Number)         Identification No.)

1650 University Blvd., N.E., Suite 100     Albuquerque, New Mexico     87102
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(Address of principal executive offices)                             (Zip Code)


                                 (505) 884-7161
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              (Registrant's telephone number, including area code)


                                 Not applicable.
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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events

Southwest Capital Corporation ("Southwest") entered into a Letter of Intent dated September 26, 2001 regarding a proposal to merge with Scanner Technologies Corporation ("Scanner") in a stock-for-stock merger. Scanner would merge with and into Southwest, with Southwest as the surviving corporation.

It is anticipated that after the merger, the existing shareholders of Southwest will own approximately 14.81% of the merged entity's common stock on a fully-diluted basis (that is, assuming the exercise of all outstanding warrants), the existing shareholders of Scanner will own approximately 59.26%, the new investors who acquire shares in a proposed financing will own approximately 11.11%, and existing Scanner shareholders will own warrants to acquire an additional 14.81%.

The parties intend to close by November 30, 2001.

The completion of the proposed merger is subject to the successful completion of proposed financing for the merged entity and is subject to customary closing conditions, including obtaining any required approvals and consents. No assurance can be given that the proposed merger will be consummated.

Except for the historical information contained herein, the matters discussed in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties which could cause actual results to differ materially from those projected or anticipated, including obtaining any required approvals, the successful completion of the proposed financing, and other risks detailed from time to time in Southwest's SEC reports, including its most recent report on Form 10-K for the year ended December 31, 2000 and most recent Form 10-Q for the quarter ended June 30, 2001.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following exhibit is being filed as part of this current report on Form 8-K:

                  99.1. Press Release dated September 28, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SOUTHWEST CAPITAL CORPORATION


Date:  October 8, 2001                             /s/ Laurence S. Zipkin
                                                   -----------------------------
                                                   Laurence S. Zipkin, President